UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-10201

The Appleton Funds
   (Exact name of registrant as specified in charter)

One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
(Address of principal executive offices) (Zip code)

Daniel T. Buckley
One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
          (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 338-0700

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

APPLETON EQUITY GROWTH FUND

Semi-Annual Report
June 30, 2015

Investment Adviser
Appleton Partners, Inc.
One Post Office Square, Sixth Floor Boston, MA 02109

Dear Shareholder,

In our last letter, we left you with the notion that the stock market could continue to move modestly higher in 2015, albeit with higher volatility. As of June 30th, that has proved accurate with the S&P 500 rising 1.23% amid choppy trading. Stocks proved to be extremely resilient in the face of a number of foreign concerns and the prospect of the Fed raising interest rates. With the Fed ending its latest round of quantitative easing towards the end of last year, the correlation among stocks has dropped. This provides a better environment for stock pickers, as companies tend to trade more on fundamentals and less on macro trends. The Appleton Equity Growth Fund was able to take advantage of this, returning 5.56% net of fees and outperformed the S&P 500 by 4.33% year to date through June 30, 2015.

Nearly 90% of the Fund’s outperformance was due to stock selection, particularly in the Technology and Consumer Discretionary sectors. Palo Alto, a cybersecurity firm, Apple, and IAC/Interactive (Match.com and Tinder) were all positive contributors from the Technology sector. Starbucks, Disney, and Delphi Automotive were the strongest contributors from the Consumer Discretionary sector. Sector allocation had a smaller impact to the relative outperformance, with the overweight to the Healthcare sector, the index’s top performer, adding roughly 35 basis points. The Fund’s top contributor for the year, Valeant Pharmaceuticals, was sold towards the end of May. Part of the thesis for owning the stock was management’s ability to execute on accretive acquisitions. With the departure of the CFO and the purchase of Salix Pharmaceuticals, we felt that Valeant’s ability to continue to execute in the near term was compromised. Given the strong year-to-date performance, Valeant’s stock was hitting multi-year valuation highs, and we decided to exit the position.

The fundamentals that have driven the current bull market in equities remain largely intact. Healthy corporate balance sheets have led to continued strength in merger & acquisition activity and a steady return of capital to shareholders. Central bankers from around the world, most notably in the U.S., Europe, China, and Japan, remain accommodative in regards to monetary policy. The steepening yield curve may be signaling a firming economy, which in turn could support the stocks of cyclical industries. First quarter S&P 500 earnings were much better than feared, although the impact of the drop in oil and the strengthening U.S. dollar remained primary risks. Both of those concerns showed signs of stabilization throughout the second quarter, which could aid companies in beating lowered expectations once again. Furthermore, despite current valuation multiples that are above long-term norms, the existing low interest rate and inflation environment suggest that these levels are justifiable. Lastly, according to data from the American Association of Individual Investors, bullish sentiment, a typically contrarian indicator, has remained below its long term average for the entire second quarter1. Ultimately, we believe the stock market will likely continue to show resiliency in the face of any near term macro concerns.

1	American Association of Individual Investors. “AAII Investor Sentiment Survey”. Survey. www.aaii.com. August 5, 2015.

With the Fed’s self-proclaimed data dependent approach to interest rate policy, investors appropriately scrutinized each piece of macroeconomic data released throughout the first half. U.S. gross domestic product was notably weak with an initial reading of +0.2% for the first quarter before ultimately being revised down to -0.2%. The soft reading was shrugged off by many due to unseasonable weather and a west coast port slowdown, with the Fed labeling the weakness as “transitory”. Many economists, including Fed members, are calling for a rebound in the second half of 2015 and some data suggests they may be right. Auto sales are showing strength, the housing recovery is ongoing, and the labor market continues to show signs of improvement. But the Fed will have to counterweigh these promising indicators of growth against signs of stubbornly low inflation. The strength in the jobs report is largely owed to service sector jobs, which tend to be more fickle and lower paying. Wage growth remains anemic and, as we have mentioned in prior letters, inflation will struggle to rise in the face of little to no wage increases. Also anchoring inflation expectations is the price action in commodities. From gold to copper to oil, commodities have been pressured by supply/demand constraints and the strength in the U.S. dollar. Although the U.S. dollar plateaued in the second quarter, should global monetary policy continue to diverge, we could see the dollar resume its move higher. For oil, the Fed labeled the softness as transitory and anticipates a rebound in price. But, as we have mentioned before, the newfound overabundance of supply has ushered in an era of surplus. As oil drillers continue to gain efficiencies, the breakeven price to extract oil from the ground should drop, so any rebound in the price is likely to be met with increased drilling activity. This added supply should essentially act as a ceiling on the price of oil. If inflation does continue to run below the Fed’s target, they will be hard-pressed to meaningfully hike rates in the short term. During her last press conference, Chairwoman Yellen advised investors to focus on the trajectory of potential rate hikes rather than the timing of the initial raise. We would look for a “one-and-done” token raise later this year, allowing the Fed to break the ice.

Anticipating this gradual and deliberate rise in interest rates, we recently increased our exposure to the Financials sector with the purchase of Northern Trust. Banking stocks generally benefit from any increase in rates and/or a steepening of the yield curve. As was the case coming into the year, we continue to favor the Healthcare and Technology sectors. For the past year, Healthcare stocks have led the S&P 500 higher and we look for that trend to continue as both earnings and revenue growth for the sector are predicted to lead all sectors according to analysts. We continue to find opportunities in the Technology sector as we look for companies with solid growth profiles at attractive valuations. Overall, the stock market should remain range bound, as has been the case this year, until we get clarity on the Fed’s plan for interest rates. We anticipate further volatility ahead of any decision, and believe that an eventual raise could be a cathartic event for the market. With the Fed out of the way, we are constructive on the stock market’s ability to move forward to the upside.

Enjoy the rest of your summer!

Sincerely,
Daniel Buckley

Opinions expressed as those of the fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Performance data quoted represents past performance; past performance does not guarantee future results.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

This report must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC.
August 2015

EXPENSE EXAMPLE
June 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 through June 30, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Annualized Net Expense Ratio June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Six Months Ended June 30, 2015*
Actual	1.50%	$1,000.00	$1,055.60	$7.65
Hypothetical (5% annual return before expenses)	1.50%	1,000.00	1,017.36	7.50

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
As of June 30, 2015 (Unaudited)

Sector	% of Net Assets
Information Technology	25.9%
Health Care	20.6%
Financials	15.6%
Consumer Discretionary	14.2%
Industrials	11.0%
Materials	3.7%
Energy	3.3%
Consumer Staples	3.0%
Money Market Fund	2.8%
Liabilities in Excess of Other Assets	(0.1%	)
	100.0%

SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

Shares		Market Value

	Common Stocks — 97.3%
	Consumer Discretionary — 14.2%
8,250	Carnival Corp.	$407,467
5,400	Delphi Automotive PLC	459,486
10,000	Grupo Televisa, S.A.B. — ADR	388,200
4,250	Home Depot, Inc.	472,302
9,100	Starbucks Corp.	487,897
4,700	The Walt Disney Co.	536,458
		2,751,810
	Consumer Staples — 3.0%
3,000	Church & Dwight Co., Inc.	243,390
2,500	Costco Wholesale Corp.	337,650
		581,040
	Energy — 3.3%
3,000	EOG Resources, Inc.	262,650
4,250	Schlumberger Ltd.	366,308
		628,958
	Financials — 15.6%
4,100	American Tower Corp.	382,489
23,000	Bank Of America Corp.	391,460
8,050	Citigroup, Inc.	444,682
2,400	Goldman Sachs Group, Inc.	501,096
1,700	Intercontinental Exchange, Inc.	380,137
6,100	JPMorgan Chase & Co.	413,336
9,000	Wells Fargo & Co.	506,160
		3,019,360
	Health Care — 20.6%
6,700	AbbVie, Inc.	450,173
1,400	Allergan, Inc. *	424,844
2,900	Amgen, Inc.	445,208
800	Biogen Idec, Inc. *	323,152
6,500	Cerner Corp. *	448,890
4,300	Express Scripts Holding Co. *	382,442
2,150	Illumina, Inc. *	469,474
3,800	Medtronic PLC	281,580
3,500	Thermo Fisher Scientific, Inc.	454,160
6,400	Zoetis, Inc.	308,608
		3,988,531

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS, continued
June 30, 2015 (Unaudited)

Shares		Market Value
	Industrials — 11.0%
8,250	Chicago Bridge & Iron Company N.V.	$412,830
2,850	Roper Industries, Inc.	491,511
4,000	Union Pacific Corp.	381,480
4,000	United Rentals, Inc. *	350,480
5,250	Wabtec Corp.	494,760
		2,131,061
	Information Technology — 25.9%
6,000	Akamai Technologies, Inc. *	418,920
8,015	Apple, Inc.	1,005,281
6,500	eBay, Inc. *	391,560
6,750	Facebook, Inc. *	578,914
5,000	IAC/InterActiveCorp	398,300
4,000	NXP Semiconductors N.V. *	392,800
3,400	Palo Alto Networks, Inc. *	593,980
5,000	Qorvo, Inc. *	401,350
8,750	Rackspace Hosting, Inc. *	325,413
7,600	Visa, Inc.	510,340
		5,016,858
	Materials — 3.7%
3,675	Ecolab, Inc.	415,532
10,500	U.S. Silica Holdings, Inc.	308,280
		723,812
	Total Common Stocks (Cost $13,307,955)	$18,841,430

	Short-Term Investment — 2.8%
	Money Market Fund — 2.8%
533,677	Fidelity Money Market Portfolio Select Class, 0.05% (a)	$533,677
	Total Short-Term Investment (Cost $533,677)	$533,677

	Total Investments — 100.1% (Cost $13,841,632)	$19,375,107
	Liabilities in excess of other assets — (0.1)%	(26,862)
	Total Net Assets — 100.0%	$19,348,245

Percentages are stated as a percent of net assets.

* Non-income producing.
(a) Represents annualized seven-day yield at June 30, 2015.
ADR American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLP (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

Assets:
Investments, at market value (cost $13,841,632)	$19,375,107
Cash	491
Dividends reclaims and interest receivable	9,241
Prepaid expenses	10,792
Total Assets	19,395,631

Liabilities:
Investment advisory fees	10,850
Payable to other affiliates	25,647
Professional fees	4,624
Accrued expenses and other liabilities	6,265
Total Liabilities	47,386
Total Net Assets	$19,348,245

Net Assets Consist of:
Capital Stock	$12,730,701
Accumulated net investment loss	(37,624)
Undistributed net realized gain on investments	1,121,693
Net unrealized appreciation on investments	5,533,475
Total Net Assets	$19,348,245

Shares outstanding (unlimited number of shares authorized, no par value)	1,670,198

Net asset value, offering price and redemption price per share	$11.58

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For The Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income (net of foreign taxes withheld of $173)	$103,744
Interest income	126
Total Investment Income	103,870

Expenses:
Investment advisory fees	94,329
Accounting services fees	16,831
Administration fees	16,741
Transfer agent fees	14,876
Trustees’ fees and expenses	11,297
Professional fees	7,322
Compliance expense	3,729
Insurance expense	3,620
Custodian fees	3,124
Other expenses	3,124
Reports to shareholders	2,377
Registration fees	2,306
Total Expenses	179,676
Fees waived and expenses reimbursed by Adviser	(38,182)
Net Expenses	141,494

Net Investment Loss	(37,624)

Realized and Unrealized Gain (Loss) on investments
Net realized gain on investment transactions	1,121,697
Change in unrealized appreciation of investments	(51,155)
Net realized and unrealized gain on investments	1,070,542

Net Increase in Net Assets from Operations	$1,032,918

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Operations:	For The Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Net investment loss	$(37,624)	$(65,322)
Net realized gain on investment transactions	1,121,697	1,205,133
Change in unrealized appreciation on investments	(51,155)	(608,569)
Net increase in net assets from operations	1,032,918	531,242

Distributions to Shareholders:
Net realized gain	(172,030)	(1,258,813)
Total distributions to shareholders	(172,030)	(1,258,813)

Capital Share Transactions:
Proceeds from shares sold	885,620	2,272,770
Shares issued in reinvestment of dividends	42,708	305,766
Payments for shares redeemed	(693,222)	(1,144,231)
Net increase in net assets from capital share transactions	235,106	1,434,305

Increase in Net Assets	1,095,994	706,734

Net Assets:
Beginning of period/year	18,252,251	17,545,517
End of period/year	$19,348,245	$18,252,251

Capital Share Transactions (in shares):	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Shares sold	77,644	197,314
Shares issued in reinvestment of dividends	3,724	27,534
Shares redeemed	(60,502)	(100,049)
Net increase in shares outstanding	20,866	124,799
Shares outstanding:
Beginning of period/year	1,649,332	1,524,533
End of period/year	1,670,198	1,649,332

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of period/year	$11.07	$11.51	$8.96	$7.81	$8.16	$6.82
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.01)	0.01	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.63	0.38	2.56	1.15	(0.32)	1.36
Total from investment operations	0.61	0.34	2.55	1.16	(0.35)	1.34
Less distributions to shareholders:
From investment income	—	—	—	(0.01)	—	—
From realized gains	(0.10)	(0.78)	—	—	—	—
Total distributions to shareholders	(0.10)	(0.78)	—	(0.01)	—	—
Net asset value at end of period/year	$11.58	$11.07	$11.51	$8.96	$7.81	$8.16
Total return	5.56%	2.98%	28.46%	14.90%	(4.29%)	19.65%

Supplemental Data and Ratios:
Net assets, end of period/year	$19,348,245	$18,252,251	$17,545,517	$13,408,081	$12,305,007	$12,834,022
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.40%)	(0.36%)	(0.14%)	0.14%	(0.35%)	(0.30%)
Portfolio turnover rate	26%	30%	34%	17%	31%	38%

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

1. Organization

The Appleton Funds (the “Trust”) was organized as an Ohio business trust on October 31, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the “Fund”). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. The Fund is an investment company and follows the specialized accounting and reporting requirements for investment companies in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a) Securities valuation – The net asset value of the Fund (“NAV”) is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The Fund’s portfolio securities are valued as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Money market instruments are valued at the reported net asset value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical securities

●	Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the market value of the Fund’s investments as of June 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total

Common Stocks	$18,841,430	$—	$—	$18,841,430

Short-Term Investments	533,677	—	—	533,677

Please refer to the Schedule of Investments for industry classification of the Fund’s holdings.

There were no transfers between any of the Levels during the six months ended June 30, 2015. There were no Level 3 securities held during the period.

b) Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the NAV per share.

c) Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income includes income distributions received from money market funds and is accrued daily.

d) Dividends and distributions to shareholders – Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distributions are recorded on the ex-dividend date.

e) Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f) Federal income tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provisions for income or excise taxes have been made.

The Fund follows the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The Fund recognizes tax benefits of uncertain tax positions only where the position is “more likely than not” of being sustained by the applicable tax authorities. The Fund has analyzed its tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 –December 31, 2014), and has concluded that no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions should be recorded. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as an expense on the Statement of Operations. The Fund did not incur any interest or penalties during the six months ended June 30, 2015. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will materially change in the next year.

g) Guarantees and indemnifications – The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

h) Subsequent events – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

3. Investment Transactions

For the six months ended June 30, 2015, the cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, were $4,797,892 and $4,918,008, respectively. There were no transactions in U.S. Government securities during the six months ended June 30, 2015.

4. Federal Income Tax and Distribution Information

The cost basis of the Fund’s investments for federal income tax purposes as of June 30, 2015 was as follows:

Tax cost of investments	$13,841,632
Gross unrealized appreciation of investments	5,866,893
Gross unrealized depreciation of investments	(333,418)
Net unrealized appreciation of investments	5,533,475

As of December 31, 2014, the components of distributable earnings of the Fund for federal income tax purposes were as follows:

Net unrealized appreciation of investments	5,584,630
Undistributed long-term capital gain	172,026
Total accumulated earnings	5,756,656

During the six months ended June 30, 2015, the Fund paid a $172,030 long-term capital gain distribution. For the year ended December 31, 2014, the Fund paid a $1,258,813 long-term capital gain distribution.

5. Related Party Transactions and Fees

The following is a summary of certain agreements entered into by the Trust on behalf of the Fund.

a) Investment adviser – The Fund’s investment adviser is Appleton Partners, Inc. (the “Adviser”) pursuant to an Investment Advisory Agreement with the Adviser. Under the terms of this agreement, the Adviser manages the Fund’s investments and for these services is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. Certain Trustees and Officers of the Trust are also Officers of the Adviser. The Adviser and certain affiliates of the Adviser own shares of the Fund.

b) Fee waivers and expense reimbursement – Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. Effective March 21, 2014, the Adviser retained the right to recoup any fees waived or expenses reimbursed pursuant to the Operating Expenses Limitation Agreement in the prior three fiscal years subject to the limitation on the Fund’s expenses in effect at the time such recoupment is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. The Adviser has agreed to maintain these expense limitations with regard to the Fund through at least April 30, 2016. As of June 30, 2015, the amounts subject to potential recoupment by the Adviser were:

Amount	Expiring
$78,727	December 31, 2017
$38,182	December 31, 2018

c) Distribution – The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2015, the Fund did not assess, accrue or collect a distribution fee.

The Trust entered into an Underwriting Agreement on behalf of the Fund with Quasar Distributors, LLC, a subsidiary of U.S. Bancorp (the “Distributor”). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Adviser pays the Distributor a monthly fee for its services.

d) Other service providers – U.S Bancorp Fund Services, LLC (“USBFS”), a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. Certain Officers of the Trust are also employees of USBFS. U.S. Bank, N.A. serves as custodian for the Fund. Both USBFS and U.S. Bank, N.A. receive a monthly fee based on the Fund’s average daily net assets, subject to a monthly minimum fee.

ADDITIONAL INFORMATION
June 30, 2015 (Unaudited)

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies are voted during the twelve month period ended December 31 are available without charge, upon request, by calling 617-338-0700. They are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of the portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Securities and Exchange Commission’s website; (ii) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRUSTEES AND OFFICERS INFORMATION

The Board of Trustees is responsible for the overall management of the business and affairs of the Fund. Listed in the chart below is basic information regarding the Trustees of the Trust. The address of each Trustee and officer is c/o Appleton Partners, Inc., One Post Office Square, Floor Six, Boston, MA 02109, unless otherwise indicated. Additional information about the Funds’ Trustees and officers is included in the Statement of Additional Information and is available without charge, upon request by calling 1-877-71-APPLE or on the Fund’s website appletonfunds.com/filings.

INDEPENDENT TRUSTEES*
Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

John M. Cornish, Esq.
c/o Choate Hall & Stewart LLP 2 International Place Boston, MA 02110 Born: 1947	Trustee (since 2000)	Partner, Choate Hall & Stewart (since 1985)	1	None.
Grady B. Hedgespeth c/o Small Business Administration 409 Third Street SW, Suite 8112 Washington, DC 20003 Born: 1955	Trustee (since 2000)	Director, Office of Capital Access Small Business Administration (since 2007)	1	None.

INTERESTED TRUSTEE**

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

James I. Ladge, CFA Born: 1968	Trustee (since 2000); Treasurer (since 2003)	Senior Vice-President, COO Appleton Partners, Inc. (since 1993)	1	Director, Cambridge Appleton Trust, N.A. since 2005

OFFICERS

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years

Daniel T. Buckley, CFA Born: 1975	President (since 2014)	Vice President, Portfolio Manager and Senior Research Analyst, Appleton Partners (since 2005)
Michele D. Hubley Born: 1957	Secretary and Chief Compliance Officer (since 2004)	Senior Vice President & Chief Compliance Officer, Appleton Partners, Inc. (since 1995)
Brandon Sliga
c/o U.S. Bancorp Fund Services, LLC 777 E. Wisconsin Ave, 4th Floor Milwaukee, WI 53202 Born: 1977	Assistant Secretary (since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2007)

*	“Independent Trustee” refers to a Trustee of the Trust who is not an interested person of the Trust as defined in the 1940 Act.
**	The Interested Trustee is such because of his interest in the investment adviser, as defined in the 1940 Act.

THE APPLETON FUNDS

PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

Categories of Information We Collect

We collect the following nonpublic personal information about you:

●
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/ transfer agent to process your transactions. Our service provider/transfer agent does not disclose the information to any third parties, except as required or permitted by law.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Appleton Funds
One Post Office Square, Sixth Floor
Boston, Massachusetts 02109

Investment Adviser Appleton Partners, Inc. One Post Office Square, Sixth Floor Boston, Massachusetts 02109	Shareholder Services Nationwide: (Toll-Free) 877-71-APPLE Trustees
John M. Cornish
Distributor Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	Grady B. Hedgespeth James I. Ladge Independent Registered Public
Accounting Firm
Fund Administrator, Transfer Agent and Fund Accountant	Baker Tilly Virchow Krause, LLP 777 East Wisconsin Avenue
U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Milwaukee, WI 53202 Legal Counsel Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C
Custodian	One Financial Center
U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Boston, Massachusetts 02411

Item 2.  Code of Ethics.

Not applicable for semi annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi annual reports.

Item 5.  Audit Committee of Listed Companies.

Not applicable for semi annual reports.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi annual reports.

(a)(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)(1)	Certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Appleton Funds

By:
/s/ Daniel T. Buckley
Daniel T. Buckley
President
Date:  September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Daniel T. Buckley
Daniel T. Buckley
President
Date:  September 8, 2015

By:
/s/ James I. Ladge
James I. Ladge
Treasurer
Date:  September 4, 2015